As filed with the Securities and Exchange Commission on July 28, 2005

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2005


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                      1-5706               58-0971455
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(State or other jurisdiction of     (Commission File        (IRS Employer
      incorporation)                     Number)          Identification No.)

         8000 Tower Point Drive, Charlotte, NC                 28227
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        (Address of principal executive offices)             (Zip Code)

 Registrant's telephone number, including area code:     (704) 321-7380
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          (Former name or former address, if changed since last report)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events

On July 27, 2005, Metromedia International Group, Inc. (the "Company") announced that the parties to the agreement concerning the pending sale of the Company's interest in PeterStar ZAO (the "PeterStar Sale") have reached an agreement to close the PeterStar Sale on August 1, 2005, rather than August 8, 2005 as previously announced.

The Company also affirmed its commitment to utilize a portion of the proceeds of the PeterStar Sale to redeem all of the Company's outstanding 10 1/2% Senior Notes due 2007 (the "Senior Notes"). The Company presently expects to complete the redemption on August 8, 2005.

The press release announcing this matter is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

         99.1 Press Release of Metromedia International Group, Inc., dated July 27, 2005.



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                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             METROMEDIA INTERNATIONAL GROUP, INC.


                             By:  /S/ HAROLD F. PYLE, III
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                                  Name:    Harold F. Pyle, III
                                  Title:   Executive Vice President Finance,
                                           Chief Financial Officer and Treasurer

Date: July 28, 2005
Charlotte, NC